ACQUISITIONS AND DISPOSITIONS (Tables)	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Summary of Estimated Fair Values Assigned to Net Assets and Final Purchase Price Allocation
The final purchase price allocation was as follows:

April 1,	2016
(millions of Canadian dollars)
Fair value of net assets acquired:
Property, plant and equipment	288
Intangible assets	251
539
Purchase price:
Cash	539
The following table summarizes the estimated fair values that were assigned to the net assets of Spectra Energy:

February 27,	2017
(millions of Canadian dollars)
Fair value of net assets acquired:
Current assets (a)	2,432
Property, plant and equipment, net (b)	33,555
Restricted long-term investments	144
Long-term investments (c)	5,000
Deferred amounts and other assets (d)	2,390
Intangible assets, net (e)	1,288
Current liabilities (a)	(3,982)
Long-term debt (d)	(21,444)
Other long-term liabilities	(1,983)
Deferred income taxes (b)	(7,670)
Noncontrolling interests (f)	(8,877)
853
Goodwill (g)	36,656
37,509
Purchase price:
Common shares	37,429
Cash	3
Fair value of outstanding earned stock compensation awards recorded in Additional paid-in capital	77
37,509

a)
Accounts receivable is comprised primarily of customer trade receivables and natural gas imbalances. As such, the fair value of accounts receivable approximates the net carrying value of $1,174 million. The gross amount due of $1,190 million, of which $16 million is not expected to be collected, is included in current assets.

During the fourth quarter of 2017, we identified certain transactions that were not reflected in the purchase price equation. This resulted in a $67 million and $548 million increase in current assets and current liabilities, respectively, and a $481 million decrease in long-term debt.

b)
We have applied the valuation methodologies described in ASC 820 Fair Value Measurements and Disclosures, to value the property, plant and equipment purchased. The fair value of Spectra Energy’s rate-regulated property, plant and equipment was determined using a market participant perspective, which is their carrying amount. The fair value of the remaining non-regulated property, plant and equipment was determined primarily using variations of the income approach, which is based on the present value of the future after-tax cash flows attributable to each non-regulated asset. Some of the more significant assumptions inherent in the development of the values, from the perspective of a market participant, include, but are not limited to, the amount and timing of projected future cash flows (including revenue and profitability); the discount rate selected to measure the risks inherent in the future cash flows; the assessment of the asset’s life cycle; the competitive trends impacting the asset; and customer turnover.

During the third quarter of 2017, Spectra Energy's right-of-way agreements were reclassified from intangible assets to property, plant and equipment to conform the presentation of these agreements with our accounting policy pertaining to rights-of-way. The purchase price allocation above reflects this reclassification, which amounted to $830 million as at February 27, 2017. There is no change in the amortization period for the right-of-way agreements as a result of this reclassification.

During the fourth quarter of 2017, we finalized our fair value measurement of the BC Pipeline & Field Services businesses, which resulted in decreases to property, plant and equipment of $1,955 million and deferred income tax liabilities of $661 million as at February 27, 2017.

c)
Long-term investments represent Spectra Energy’s 50% equity investment in DCP Midstream LLC (DCP Midstream), Gulfstream Natural Gas System, L.L.C., Nexus Gas Transmission, LLC (Nexus), Steckman Ridge LP, Islander East Pipeline Company, L.L.C., Southeast Supply Header L.L.C., and 20% equity interest in PennEast Pipeline Company LLC (PennEast). The fair value of these investments was determined using an income approach.

d)     Fair value of long-term debt was determined based on the current underlying Government of Canada and United States Treasury interest rates on the corresponding bonds, as well as an implied credit spread based on current market conditions and resulted in an increase in the book value of debt of $1.5 billion. The fair value adjustment to long-term debt related to rate-regulated entities of $629 million also results in a regulatory offset in Deferred amounts and other assets in the Consolidated Statements of Financial Position.

During the fourth quarter of 2017, deferred amounts and other assets decreased by $530 million as at February 27, 2017 due to the finalization of BC Pipelines & Field Services' fair value measurement, as discussed under (b) above.

During the fourth quarter of 2017, we identified certain transactions that were not reflected in the purchase price equation. This resulted in a $481 million decrease in long-term debt, as discussed under (a) above.

e)
Intangible assets primarily consist of customer relationships in the non-regulated business, which represent the underlying relationship from long-term agreements with customers that are capitalized upon acquisition, determined using the income approach. Intangible assets are amortized on a straight-line basis over their expected lives.

During the third quarter of 2017, intangible assets decreased by $830 million as at February 27, 2017 due to a reclassification to property, plant and equipment, as discussed under (b) above.

The fair value of intangible assets acquired through the Merger Transaction, by major classes is as follows:

	Weighted Average	Fair
As at February 27, 2017	Amortization Rate	Value
(millions of Canadian dollars)
Customer relationships[1]	3.7%	739
Project agreement[2]	4.0%	105
Software	11.1%	329
Other	4.2%	115
		1,288

1	Represents customer relationships in the non-regulated business, which were capitalized upon acquisition.

2
Represents a project agreement between SEP, NextEra Energy, Inc., Duke Energy Corporation (Duke Energy) and Williams Partners L.P. In accordance with the agreement, payments will be made, based on our proportional ownership interest in Sabal Trail Transmission, LLC (Sabal Trail), as certain milestones of the project are met. Amortization of the intangible asset began on July 3, 2017, when Sabal Trail was placed into service (Note 13).

f)
The fair value of Spectra Energy’s noncontrolling interests includes approximately 78.4 million SEP common units outstanding to the public, valued at the February 24, 2017 closing price of US$44.88 per common unit on the NYSE, and units held by third parties in Maritimes & Northeast Pipeline, L.L.C., Sabal Trail and Algonquin Gas Transmission, L.L.C., valued based on the underlying net assets of each reporting unit and preferred stock held by third parties in Union Gas and Westcoast Energy Inc.

During the third quarter of 2017, we finalized our fair value measurement of Sabal Trail, which resulted in an increase to noncontrolling interests of $85 million as at February 27, 2017.

g)
We recorded $36.7 billion in goodwill, which is primarily related to expected synergies from the Merger Transaction. The goodwill balance recognized is not deductible for tax purposes. Factors that contributed to the goodwill include the opportunity to expand our natural gas pipelines segment, the potential for cost and supply chain optimization synergies, existing assembled assets and work force that cannot be duplicated at the same cost by a new entrant, franchise rights and other intangibles not separately identifiable because they are inextricably linked to the provision of regulated utility service and the enhanced scale and geographic diversity which provide greater optionality and platforms for future growth.

During the third quarter of 2017, goodwill increased by $85 million as at February 27, 2017 due to the finalization of the fair value measurement of Sabal Trail as discussed under (f) above.

During the fourth quarter of 2017, goodwill increased by $1,824 million as at February 27, 2017 due to the finalization of the fair value measurement of BC Pipelines & Field Services as discussed under (b) above.

Schedule of Fair Value of Intangible Assets Acquired
The fair value of intangible assets acquired through the Merger Transaction, by major classes is as follows:

	Weighted Average	Fair
As at February 27, 2017	Amortization Rate	Value
(millions of Canadian dollars)
Customer relationships[1]	3.7%	739
Project agreement[2]	4.0%	105
Software	11.1%	329
Other	4.2%	115
		1,288

1	Represents customer relationships in the non-regulated business, which were capitalized upon acquisition.

2
Represents a project agreement between SEP, NextEra Energy, Inc., Duke Energy Corporation (Duke Energy) and Williams Partners L.P. In accordance with the agreement, payments will be made, based on our proportional ownership interest in Sabal Trail Transmission, LLC (Sabal Trail), as certain milestones of the project are met. Amortization of the intangible asset began on July 3, 2017, when Sabal Trail was placed into service (Note 13).

Schedule of Supplemental Pro Forma Consolidated Financial Information
Our supplemental pro forma consolidated financial information for the years ended December 31, 2017 and 2016, including the results of operations for Spectra Energy as if the Merger Transaction had been completed on January 1, 2016 are as follows:

Year ended December 31,	2017	2016
(unaudited; millions of Canadian dollars)
Revenues	45,669	40,934
Earnings attributable to common shareholders[1]	2,902	2,820

1	Merger Transaction costs of $180 million (after-tax $131 million) were excluded from earnings for the year ended December 31, 2017.

Summary of Net Assets Held for Sale
The table below summarizes the presentation of net assets held for sale in our Consolidated Statements of Financial Position.

	December 31, 2018	December 31, 2017
(millions of Canadian dollars)
Accounts receivable and other (current assets held for sale)	117	424
Deferred amounts and other assets (long-term assets held for sale)[1]	2,383	1,190
Accounts payable and other (current liabilities held for sale)	(63)	(315)
Other long-term liabilities (long-term liabilities held for sale)	(96)	(34)
Net assets held for sale	2,341	1,265

1	Included within Deferred amounts and other assets at December 31, 2018 and 2017 respectively is property, plant and equipment of $2.1 billion and $1.1 billion.